UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2025

FibroBiologics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41934	86-3329066
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

455 E. Medical Center Blvd.

Suite 300

Houston, Texas 77598

(Address of principal executive offices and Zip Code)

(281) 671-5150

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.00001 per share	FBLG	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 12, 2025, FibroBiologics, Inc. (the “Company”) filed with the Secretary of State of the State of Delaware an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the authorized capital stock (the “Amendment”), which became effective the same day.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto as Exhibit 3.1, and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on June 12, 2025 (the “Annual Meeting”). Proxies for the Annual Meeting were solicited by the Board of Directors of the Company (the “Board”) pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition. At the Annual Meeting, shares representing 54,542,916 votes were represented in person or by proxy out of the 70,498,943 votes entitled to be cast as of April 14, 2025, the record date for the Annual Meeting. The final votes on the proposals presented at the Annual Meeting were as follows:

Proposal No. 1

Matthew Link and Victoria Niklas, M.D. were elected as Class II directors, by a majority of the votes cast and entitled to vote on the election of directors, to hold office until the 2028 Annual Meeting of Stockholders by the following vote:

Nominee	For	Against	Abstain	Broker Non-Votes
Mathew Link	44,135,747	559,917	505,347	9,341,905
Victoria Niklas, M.D.	43,009,016	1,687,519	504,476	9,341,905

In addition to the directors elected above, Pete O’Heeron and Stacy Coen will continue to serve as directors until the 2026 Annual Meeting of Stockholders, and Richard Cilento, Jr. and Robert E. Hoffman will continue to serve as directors until the 2027 Annual Meeting of Stockholders, in each case until their successors are elected and qualified, or until their earlier death, resignation, disqualification or removal.

Proposal No. 2

The appointment by the Audit Committee of the Board of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the year ending December 31, 2025 was ratified by the following vote:

For	Against	Abstain
53,940,908	73,899	528,109

Proposal No. 3

The adoption of an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the authorized capital stock was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
43,958,216	718,306	524,489	9,341,905

Proposal No. 4

For purposes of Nasdaq Listing Rule 5635(d), the issuance of shares of common stock to YA II PN, LTD., a Cayman Islands exempt limited company, pursuant to the Standby Equity Purchase Agreement, in excess of 7,013,635 shares of common stock, was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
44,457,182	147,648	596,181	9,341,905

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit 3.1	Amendment to Amended and Restated Certificate of Incorporation
Exhibit 104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 13, 2025	FibroBiologics, Inc.

	By:	/s/ Pete O’Heeron
	Name:	Pete O’Heeron
	Title:	Chief Executive Officer